Property and Equipment, Net	12 Months Ended
Dec. 31, 2015
Property and Equipment, Net [Abstract]
Property and Equipment, Net

6. Property and Equipment, Net

The following is a summary of property and equipment, net:

	As of December 31,
	2014	2015	2015
	RMB	RMB	US$
Computers, equipment and furniture	130,327	157,604	24,330
Motor vehicles	6,319	6,319	975
Leasehold improvements	35,983	37,167	5,738
Total	172,629	201,090	31,043
Less: accumulated depreciation	(82,935)	(120,553)	(18,610)
Net book value	89,694	80,537	12,433

Depreciation expenses for the years ended December 31, 2013, 2014 and 2015 were RMB28.7 million, RMB31.6 million and RMB38.1 million (US$5.9 million), respectively. The depreciation expenses for the year ended December 31, 2015 included RMB2.4 million (US$0.4 million) as a result of the change in estimated useful lives (see Note 2(j)).